Exhibit 10.2

March 26, 2024

Re: Sponsor Earnout

Ladies and Gentlemen:

Reference is made to that certain Sponsor Support Agreement (as the same has been or may be amended, modified, supplemented, or waived from time to time, the "Sponsor Support Agreement"), dated as of November 2, 2023, by and among Concord Sponsor Group III LLC, a Delaware limited liability company ("Sponsor"), CA2 Co-Investment LLC, a Delaware limited liability company ("CA2" and, together with Sponsor, the "Sponsor Parties"), Concord Acquisition Corp III, a Delaware corporation ("SPAC"), and GCT Semiconductor, Inc., a Delaware corporation (the "Company"). Capitalized terms used but not defined herein shall have the meanings set forth in the Sponsor Support Agreement.

This letter agreement (this "Letter Agreement") confirms the parties' understanding of, and agreement regarding, Article 5 (Sponsor Earnout) of the Sponsor Support Agreement. The parties hereby understand and agree as follows:

(1)	For purposes of determining (a) the Sponsor Earnout Ratio, (b) the number of Sponsor Earnout Shares and (c) the number of Sponsor Unretained Earnout Shares, the amount of SPAC Funding shall be:
i.

calculated as the amount equal to: (x) the funds remaining in the Trust Account at the Closing after giving effect to the exercise of Redemption Rights (and reversals) by holders of SPAC Common Stock (which amount shall be set forth on Schedule 1 hereto on the Closing Date), plus (y) an amount equal to $10,000,000, plus (z) the aggregate proceeds provided to SPAC or the Company (or any of their subsidiaries) pursuant to any debt or equity financing with investors or lenders that are introduced by or affiliated with the Sponsor Parties (the "Qualified Financing") during the period starting on the Closing Date and ending 120 days after the Closing Date.  For the avoidance of doubt, (a) the Qualified Financing shall not include any debt or equity financing with any Company Insiders or any financing pursuant to any "at-the-market" or "equity line of credit" agreements, and (b) neither of the Sponsor Parties shall have any obligation to provide any financing to the Company or take any action, including investor introductions, with respect to any type of financing by the Company; and

ii.	determined as of the date that is 121 days after the Closing Date; provided that, for the avoidance of doubt, in no event shall the number of Sponsor Earnout Shares be less than 570,796; and
(2)

The forfeiture of Sponsor Unretained Earnout Shares, if any, by the Sponsor Parties, as contemplated by Section 5(g) of the Sponsor Support Agreement, shall take place on (and not before) the date that is 121 days after the Closing Date (and, for the avoidance of doubt, shall not take place concurrently with the Closing).

All other terms and conditions of the Sponsor Support Agreement shall remain in full force and effect. This Letter Agreement shall be governed by all provisions of the Sponsor Support Agreement unless context requires otherwise, including all provisions concerning construction, enforcement and governing law. This Letter Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Sponsor Parties, SPAC and the Company have caused this Letter Agreement to be executed as of the date first written above.

CONCORD SPONSOR GROUP III LLC

By	\s\ Timothy Kacani
Name:	Timothy Kacani
Title:	Authorized Signatory

CA2 CO-INVESTMENT LLC

By
Name:
Title:

CONCORD ACQUISITION CORP III

By
Name:	Jeff Tuder
Title:	Chief Executive Officer

GCT SEMICONDUCTOR, INC.

By
Name:	John Schlaefer
Title:	Chief Executive Officer

[Signature Page to Letter Agreement]

IN WITNESS WHEREOF, the Sponsor Parties, SPAC and the Company have caused this Letter Agreement to be executed as of the date first written above.

CONCORD SPONSOR GROUP III LLC

By
Name:	Timothy Kacani
Title:	Authorized Signatory

CA2 CO-INVESTMENT LLC

By	\s\ Stephen Lasota
Name:	Stephen Lasota
Title:	CFO

CONCORD ACQUISITION CORP III

By
Name:	Jeff Tuder
Title:	Chief Executive Officer

GCT SEMICONDUCTOR, INC.

By
Name:	John Schlaefer
Title:	Chief Executive Officer

[Signature Page to Letter Agreement]

IN WITNESS WHEREOF, the Sponsor Parties, SPAC and the Company have caused this Letter Agreement to be executed as of the date first written above.

CONCORD SPONSOR GROUP III LLC

By
Name:	Timothy Kacani
Title:	Authorized Signatory

CA2 CO-INVESTMENT LLC

By
Name:
Title:

CONCORD ACQUISITION CORP III

By	\s\ Jeff Tuder
Name:	Jeff Tuder
Title:	Chief Executive Officer

GCT SEMICONDUCTOR, INC.

By
Name:	John Schlaefer
Title:	Chief Executive Officer

[Signature Page to Letter Agreement]

IN WITNESS WHEREOF, the Sponsor Parties, SPAC and the Company have caused this Letter Agreement to be executed as of the date first written above.

CONCORD SPONSOR GROUP III LLC

By
Name:	Timothy Kacani
Title:	Authorized Signatory

CA2 CO-INVESTMENT LLC

By
Name:
Title:

CONCORD ACQUISITION CORP III

By
Name:	Jeff Tuder
Title:	Chief Executive Officer

GCT SEMICONDUCTOR, INC.

By	\s\ John Schlaefer
Name:	John Schlaefer
Title:	Chief Executive Officer

[Signature Page to Letter Agreement]

SCHEDULE 1

The amount of funds remaining in the Trust Account at the Closing after giving effect to the exercise of Redemption Rights (and reversals) by holders of SPAC Common Stock:	$1,889,259.94